Exhibit 99.2

SUMMARY

Except as otherwise indicated or required by the context, all references to the “Company,” “we,” “us” or “our” relate to Stronghold Digital Mining, Inc. (“Stronghold Inc.”) and its consolidated subsidiaries following the reorganization of the Company effected on April 1, 2021. References to “Q Power” refer to Q Power LLC, which prior to the reorganization (i) was the sole regarded owner of Stronghold Digital Mining LLC (f/k/a Stronghold Power LLC) and (ii) indirectly held 70% of the limited partner interests and 100% of the general partner interests in Scrubgrass Reclamation Company, L.P. (f/k/a Scrubgrass Generating Company, L.P.).

Recent Developments

General Digital Asset Market Conditions

The prices of cryptocurrencies, including Bitcoin, have experienced substantial volatility. For example, the price of Bitcoin ranged from a low of approximately $30,000 to a high of approximately $68,000 during 2021, and ranged from approximately $15,000 to approximately $50,000 during 2022. During 2022 and more recently in 2023, a number of companies in the crypto assets industry have declared bankruptcy, including Core Scientific Inc. (“Core Scientific”), Celsius Network LLC (“Celsius”), Voyager Digital Ltd. (“Voyager Digital”), Three Arrows Capital, BlockFi Lending LLC (“BlockFi”), FTX Trading Ltd. (“FTX”), and Genesis Global Holdco LLC (“Genesis Holdco”). Such bankruptcies have contributed, at least in part, to further price decreases in Bitcoin, a loss of confidence in the participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. To date, aside from the general decrease in the price of Bitcoin and in our and our peers stock price that may be indirectly attributable to the bankruptcies in the crypto assets industry, we have not been indirectly or directly materially impacted by such bankruptcies. As of the date hereof, we have no direct or material contractual relationship with any company in the crypto assets industry that has experienced a bankruptcy. Additionally, there has been no impact on our hosting agreement or relationship with Foundry Digital, LLC or trading activities conducted with Genesis Global Trading, Inc. (“Genesis Trading”), an entity regulated by the New York Department of Financial Services and the SEC, that engages in the trading of our mined Bitcoin. The hosting agreement is performing in line with our expectations, and we continue to work towards the previously disclosed acquisition of the miners subject to the hosting agreement in exchange for cash, equity and profit share. Upon acquisition of these miners, the hosting arrangement would cease. The recent bankruptcy of Genesis Holdco, which is affiliated with the parent entity of Foundry and Genesis Trading, has not materially impacted this acquisition or the currently existing hosting arrangement, nor has it impacted trading activities with Genesis Trading. We continue to conduct diligence, including into liquidity or insolvency issues, on third-parties in the crypto asset space with whom we have potential or ongoing relationships. While we have not been materially impacted by any liquidity or insolvency issues with such third parties to date, there is no guarantee that our counterparties will not experience liquidity or insolvency issues in the future.

We safeguard and keep private our digital assets, including the Bitcoin that we mine, by utilizing storage solutions provided by Anchorage Digital Bank (“Anchorage”), which requires multi-factor authentication. While we are confident in the security of our digital assets held by Anchorage, given the broader market conditions, there can be no assurance that other crypto asset market participants, including Anchorage as our custodian, will not ultimately be impacted. Further, given the current conditions in the digital assets ecosystem, we are liquidating our mined Bitcoin often, and at multiple points every week through Anchorage. We continue to monitor the digital assets industry as a whole, although it is not possible at this time to predict all of the risks stemming from these events that may result to us, our service providers, our counterparties, and the broader industry as a whole. We cannot provide any assurance that we will not be materially impacted in the future by bankruptcies of participants in the crypto asset space. See “—Crypto Asset Mining Related Risks— Our crypto assets may be subject to loss, damage, theft or restriction on access” for additional information.

RISK FACTORS

Risks Related to Our Indebtedness and Liquidity

We may be unable to raise additional capital needed to grow our business.

We have operated and expect to continue to operate at a loss as we continue to establish our business model and if Bitcoin prices continue to be low or decline further. In addition, we expect to need to raise additional capital to fund our working capital requirements, expand our operations, pursue our growth strategies and to respond to competitive pressures. We may not be able to obtain additional debt or equity financing on favorable terms, if at all, which could impair our growth and adversely affect our existing operations. The global economy, including credit and financial markets, has recently experienced extreme volatility and disruptions, including diminished credit availability, rising interest and inflation rates, declines in consumer confidence, declines in economic growth, increases in unemployment rates and uncertainty about economic stability. Such macroeconomic conditions could also make it more difficult for us to incur additional debt or obtain equity financing. Further, the crypto assets industry has been negatively impacted by recent event such as the bankruptcies of Core Scientific, Celsius Network, Voyager Digital, Three Arrows Capital, BlockFi, FTX, and Genesis Holdco. In response to these events, the digital asset markets, including the market for bitcoin specifically, have experienced extreme price volatility and several other entities in the digital asset industry have been, and may continue to be, negatively affected, further undermining confidence in the digital assets markets and in bitcoin. In light of conditions impacting our industry, it may be more difficult for us to obtain equity or debt financing in the future.

If we raise additional equity financing, our stockholders may experience significant dilution of their ownership interests, and the per share value of our Class A common stock could decline. Furthermore, if we engage in additional debt financing, the holders of debt likely would have priority over the holders of our Class A common stock on order of payment preference. We may be required to accept terms that restrict our ability to incur additional indebtedness, take other actions including accepting terms that require us to maintain specified liquidity or other ratios that could otherwise not be in the interests of our stockholders.

If we are unable to comply with the covenants or restrictions contained in the Credit Agreement with our senior secured lender, the lender could declare all amounts outstanding under the Credit Agreement to be due and payable and foreclose on its collateral, which could materially adversely affect our financial condition and operations.

As previously announced, on October 27, 2022, we entered into a secured credit agreement (the “Credit Agreement”) with WhiteHawk to refinance the equipment financing agreement, dated June 30, 2021, by and between Stronghold Digital Mining Equipment, LLC (“Stronghold LLC”) and WhiteHawk (the “WhiteHawk Financing Agreement”) effectively terminating the WhiteHawk Financing Agreement. The Credit Agreement consists of $35.1 million in term loans and $23.0 million in additional commitments (such additional commitments, the “Delayed Draw Facility”). Such loans under the Delayed Draw Facility were drawn on the closing date of the Credit Agreement. The Credit Agreement and Delayed Draw Facility together reduce monthly principal payments and added approximately $21 million of cash to our balance sheet following our draw down on the full amount of the Delayed Draw Facility. The full amount of the WhiteHawk Financing Agreement has been drawn as of the date hereof.

On February 6, 2023, the Company, Stronghold LLC, as borrower, their subsidiaries and WhiteHawk Capital Partners LP, as collateral agent and administrative agent, and the other lenders thereto, entered into an amendment to the Credit Agreement (the “First Amendment”) in order to modify certain covenants and remove certain prepayment requirements contained therein. In addition to modifying the amortization payment and certain prepayment requirements under the Credit Agreement, the First Amendment modifies the financial covenants to (i) in the case of the requirement of the Company to maintain a leverage ratio no greater than 4.00:1.00, such covenant will not be tested until the fiscal quarter ending September 30, 2024 and (ii) in the case of the minimum liquidity covenant, modified to require minimum liquidity at any time to be not less than: (A) until March 31, 2024, $2,500,000; (B) during the period beginning April 1, 2024 through and including December 31, 2024, $5,000,000; and (C) from and after January 1, 2025, $7,500,000. The financing pursuant to the Credit Agreement (such financing, as amended by the First Amendment, the “WhiteHawk Refinancing Agreement”) was entered into by Stronghold LLC as Borrower (the “Borrower”) and is secured by substantially all of the assets of the Company and its subsidiaries and is guaranteed by the Company and each of its material subsidiaries. The WhiteHawk Refinancing Agreement has customary representations, warranties and covenants including restrictions on indebtedness, liens, restricted payments and dividends, investments, asset sales and similar covenants and contains customary events of default. As of January 30, 2023, we had approximately $9.0 million of unrestricted cash on hand and approximately 22 Bitcoin.

The covenants and other restrictions contained in the Credit Agreement and other current or future debt agreements could, among other things, restrict our ability to dispose of assets, incur additional indebtedness, pay dividends or make other restricted payments, create liens on assets, make investments, loans or advances, make acquisitions, engage in mergers or consolidations and engage in certain transactions with affiliates. These restrictions could limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. In addition, substantially all of our borrowed money obligations are secured by certain of our assets.

A failure to comply with any restrictions or covenants in our debt agreements, or to make payments of interest or principal when due or make other payments we are obligated to make under our debt agreements, could have serious consequences to our financial condition or result in a default under those debt agreements and under other agreements containing cross-default provisions. A default would permit lenders to accelerate the maturity of the debt under these debt agreements and to foreclose upon collateral securing the debt, among other remedies. Furthermore, an event of default or an acceleration under one of our debt agreements could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. Under these circumstances, we might not have sufficient funds or other resources to satisfy all of our obligations. We may not be granted waivers or other amendments to these debt agreements if for any reason we are unable to comply with these debt agreements, and we may not be able to restructure or refinance our debt on terms acceptable to us, or at all. Whether or not those kinds of actions are successful, we might seek protections of applicable bankruptcy laws. Additionally, all of our indebtedness is senior to the existing common stock in our capital structure. If we were to seek certain restructuring transactions, our creditors would experience better returns as compared to our equityholders. Any of these actions could have a material adverse effect on the value of our equity and on our business, financial performance, and liquidity.

Crypto Asset Mining Related Risks

Our future success will depend upon the value of Bitcoin and other crypto assets; the value of Bitcoin may be subject to pricing risk and has historically been subject to wide swings.

Our operating results will depend on the value of Bitcoin because it is the only crypto asset we currently mine. Specifically, our revenues from our Bitcoin mining operations are based on two factors: (1) the number of Bitcoin rewards we successfully mine and (2) the value of Bitcoin. In addition, our operating results are directly impacted by changes in the value of Bitcoin, because under the value measurement model, both realized and unrealized changes will be reflected in our statement of operations (i.e., we will be marking Bitcoin to fair value each quarter). This means that our operating results will be subject to swings based upon increases or decreases in the value of Bitcoin. Further, our current miners are principally utilized for mining Bitcoin and do not generally mine other crypto assets, such as Ether, that are not mined utilizing the “SHA-256 algorithm.” If other crypto assets were to achieve acceptance at the expense of Bitcoin causing the value of Bitcoin to decline, or if Bitcoin were to switch its proof of work encryption algorithm from SHA-256 to another algorithm for which our miners are not specialized, or the value of Bitcoin were to continue to be low or decline further, particularly if such decline were significant or over an extended period of time, our operating results would be adversely affected, and there could be a material adverse effect on our ability to continue as a going concern or to pursue our strategy at all, which could have a material adverse effect on our business, prospects or operations, and harm investors. Further, because we do not currently hedge our investment in Bitcoin and do not intend to for the foreseeable future, we are directly exposed to Bitcoin’s price volatility and surrounding risks.

The market price of Bitcoin has historically and recently been volatile. For example, since our initial public offering, the price of Bitcoin has dropped over 70%, resulting in an adverse effect on our results of operations, liquidity and strategy. While we have the ability to sell power and are not wholly reliant on the crypto asset space, our  operating results do depend on the market price of Bitcoin. The market price of Bitcoin is impacted by a variety of factors (including those discussed herein), and is determined primarily using data from various exchanges, over-the-counter markets and derivative platforms. As further described herein, the crypto assets industry has been negatively impacted by recent events. Furthermore, such prices may be subject to factors such as those that impact commodities, more so than business activities, which could be subjected to additional influence from fraudulent or illegitimate actors, real or perceived scarcity, and political, economic, regulatory or other conditions. Pricing may be the result of, and may continue to result in, speculation regarding future appreciation in the value of Bitcoin, or our share price, inflating and making their market prices more volatile or creating “bubble” type risks for both Bitcoin and shares of our securities. Although only a small portion representing under 10% of our power production is currently supplied to customers under hosting arrangements, depressed value for Bitcoin could further lead to less demand for our hosting services. While we believe we could instead divert such power and sell back to the grid, there is no guarantee that we will be able to recover the same amount of revenue as we would have expected under any hosting arrangements. Further, volatility in crypto asset pricing could lead to other impacts such as increased risks of legal proceedings or governmental scrutiny of us and our affiliates, customers, suppliers, and partners, either in the United States or in other jurisdictions. Continued fluctuations and volatility in the crypto asset industry could adversely affect an investment in our securities.

Our crypto assets may be subject to loss, damage, theft or restriction on access. Further, digital asset exchanges on which crypto assets trade are relatively new and largely unregulated, and thus may be exposed to fraud and failure. Incorrect or fraudulent cryptocurrency transactions may be irreversible.

There is a risk that part or all of our crypto assets could be lost, stolen or destroyed. Crypto assets are stored in crypto asset sites commonly referred to as “wallets” which may be accessed to exchange a holder’s crypto assets. Access to our Bitcoin assets could also be restricted by cybercrime (such as a denial of service attack) against a service at which we maintain a hosted wallet. We believe that our crypto assets will be an appealing target to hackers or malware distributors seeking to destroy, damage or steal our crypto assets. Hackers or malicious actors may attempt to steal Bitcoins, such as by attacking the Bitcoin network source code, exchange miners, third-party platforms, storage locations or software, our general computer systems or networks, or by other means. We cannot guarantee that we will prevent loss, damage or theft, whether caused intentionally, accidentally or by act of God. Access to our crypto assets could also be restricted by natural events (such as an earthquake or flood) or human actions (such as a terrorist attack).

It is possible that, through computer or human error, theft or criminal action, our crypto assets could be transferred in incorrect amounts or to unauthorized third parties or accounts. In general, Bitcoin transactions are irrevocable, and stolen or incorrectly transferred cryptocurrencies may be irretrievable, and we may have extremely limited or no effective means of recovering such Bitcoins.

Further, digital asset exchanges on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Many digital exchanges do not provide the public with significant information regarding their ownership structure, management teams, corporate practices or regulatory compliance. As a result, the marketplace may lose confidence in, or may experience problems relating to, cryptocurrency exchanges, including prominent exchanges handling a significant portion of the volume of digital asset trading. During 2022 and more recently in 2023, a number of companies in the crypto industry have declared bankruptcy, including Core Scientific, Celsius, Voyager Digital, Three Arrows Capital, BlockFi, FTX, and Genesis Holdco. In June 2022, Celsius began pausing all withdrawals and transfers between accounts on its platform, and in July 2022, it filed for Chapter 11 bankruptcy protection. Further, in November 2022, FTX, one of the major cryptocurrency exchanges, also filed for Chapter 11 bankruptcy. Such bankruptcies have contributed, at least in part, to further price decreases in Bitcoin, a loss of confidence in the participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly, and other participants and entities in the digital asset industry have been, and may continue to be, negatively affected. These events have also negatively impacted the liquidity of the digital assets markets as certain entities affiliated with FTX engaged in significant trading activity.

We have not been directly impacted by any of the recent bankruptcies in the crypto asset space, as we have no contractual privity or relationship to the relevant parties. However, we are dependent on the overall crypto assets industry, and such recent events have contributed, at least in part, to decreases and volatility to our and our peers stock price as well as the price of Bitcoin. If the liquidity of the digital assets markets continues to be negatively impacted, digital asset prices (including the price of bitcoin) may continue to experience significant volatility and confidence in the digital asset markets may be further undermined. A perceived lack of stability in the digital asset exchange market and the closure or temporary shutdown of digital asset exchanges due to business failure, hackers or malware, government-mandated regulation, or fraud, may reduce confidence in digital asset networks and result in greater volatility in cryptocurrency values. These potential consequences of a digital asset exchange’s failure could adversely affect an investment in us.

We safeguard and keep private our digital assets, including the Bitcoin that we mine, by utilizing storage solutions provided by Anchorage, which requires multi-factor authentication. While we are confident in the security of our digital assets held by Anchorage, given the broader market conditions, there can be no assurance that other crypto asset market participants, including Anchorage as our custodian, will not ultimately be impacted by recent market events. Further, given the current conditions in the digital assets ecosystem, we are liquidating our mined Bitcoin often, and at multiple points every week through Anchorage. If Anchorage were to limit or halt services, we would need to find another custodian. While we have not been directly impacted by any of the recent bankruptcies in the crypto asset space as we had no contractual privity or relationship to the relevant parties, we are dependent on the overall industry perception tied to these recent bankruptcy events, and this is reflected in our and our peers stock price as well as the price of Bitcoin. We cannot provide any assurance that we will not be materially impacted in the future by bankruptcies of participants in the crypto asset space, such as the recent bankruptcy filings by Core Scientific, Celsius, Voyager Digital Ltd., Three Arrows Capital, BlockFi, FTX, and Genesis Holdco, or by potential liquidity or insolvency issues of our service providers and other counterparties. We continue to monitor the digital assets industry as a whole, although these events are continuing to develop and it is not possible at this time to predict all of the risks stemming from these events that may result to us, our service providers, including custodians and wallets, our counterparties, and the broader industry as a whole. At this time, Anchorage is the only company we use to store our digital assets, and we do not utilize any other custodians. In the past we have used other custodians and may do so again in the future, subject to diligence on the security of any such custodian.

Any of these events may adversely affect our operations and results of operations and, consequently, an investment in us.